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                                                                 EXHIBIT 10.8(c)

                     OUTSIDE DIRECTOR STOCK OPTION AGREEMENT
                          (PURSUANT TO THE TERMS OF THE
                            EXPRESSJET HOLDINGS, INC.
                           2001 STOCK INCENTIVE PLAN)



         This STOCK OPTION AGREEMENT (this "Option Agreement") is between EXPRESSJET HOLDINGS, INC., a Delaware corporation ("Company"), and ______________ ("Optionee"), and is dated as of the date set forth immediately above the signatures below.

         To carry out the purposes of the EXPRESSJET HOLDINGS, INC. 2001 STOCK INCENTIVE PLAN (the "Plan"), by affording Optionee the opportunity to purchase shares of Class A common stock, $.01 par value per share, of Company ("Common Stock"), and in consideration of the mutual agreements and other matters set forth herein and in the Plan, Company and Optionee hereby agree as follows:

         1. GRANT OF OPTION. Company hereby grants to Optionee the right, privilege and option as herein set forth (the "Option") to purchase up to _______ thousand (_____) shares (the "Shares") of Common Stock, in accordance with the terms of this Option Agreement. The Shares, when issued to Optionee upon the exercise of the Option, shall be fully paid and nonassessable. The Option is granted pursuant to the Plan and is subject to the provisions of the Plan, which is hereby incorporated herein and is made a part hereof, as well as the provisions of this Option Agreement. Optionee agrees to be bound by all of the terms, provisions, conditions and limitations of the Plan and this Option Agreement. All capitalized terms have the meanings set forth in the Plan unless otherwise specifically provided. All references to specified paragraphs pertain to paragraphs of this Option Agreement unless otherwise provided. The Option is not intended to qualify as an "incentive stock option" within the meaning of
Section 422 of the Internal Revenue Code of 1986, as amended.

         2. OPTION TERM. Subject to earlier termination as provided herein, the Option shall terminate on _________________. The period during which the Option is in effect is referred to as the "Option Period".

         3. OPTION EXERCISE PRICE. The exercise price (the "Option Price") of the Shares subject to the Option shall be $____________ per Share (which is the Market Value per Share on the date hereof).

         4. VESTING. Subject to the following provisions of this Paragraph 4, the total number of Shares subject to the Option shall vest on the six-month anniversary of the date of grant of the Option. In addition, (i) if Optionee's service on the Board terminates by reason of death or disability prior to the vesting of the Option as provided in the preceding sentence, then the total number of Shares subject to the Option shall vest on the date of the termination of Optionee's service on the Board, and (ii) if a Change in Control shall occur prior to the vesting of the Option as provided in the preceding sentence and if Optionee has been a member of the Board continuously from the date of grant of the Option to the date of such Change in Control, then the


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total number of Shares subject to the Option shall vest on the date of such
Change in Control. The vested Shares that may be acquired under the Option may be purchased at any time after they become vested, in whole or in part, during the Option Period (subject to earlier termination as provided in Paragraph 6 below).

         5. METHOD OF EXERCISE. To exercise the Option, Optionee shall deliver an irrevocable written notice to Company (to the attention of the Secretary of Company) stating the number of Shares with respect to which the Option is being exercised together with payment for such Shares. Payment shall be made (i) in cash or by check acceptable to Company, (ii) in nonforfeitable, unrestricted shares of Common Stock owned by Optionee at the time of exercise of the Option having an aggregate market value (measured by the Market Value per Share) at the date of exercise equal to the aggregate exercise price of the Option being exercised or (iii) by a combination of (i) and (ii). In addition, at the request of Optionee, and to the extent permitted by applicable law and subject to Paragraph 15, the Option may be exercised pursuant to a "cashless exercise" arrangement with any brokerage firm approved by the Administrator or its delegate under which arrangement such brokerage firm, on behalf of Optionee, shall pay to Company the exercise price of the Options being exercised, and Company, pursuant to an irrevocable notice from Optionee, shall promptly after receipt of the exercise price deliver the shares being purchased to such brokerage firm.

         6. TERMINATION OF BOARD SERVICE. The Option shall immediately terminate as to all Shares subject thereto on the date of the termination of Optionee's service on the Board if such Shares have not yet vested pursuant to Paragraph 4 above on or before the date of such termination of Optionee's service on the Board. If the Shares subject to the Option have vested pursuant to Paragraph 4 above on or before the date of the termination of Optionee's service on the Board, then the Option shall terminate on the earlier of (i) the date that is one year after the date of termination of Optionee's service on the Board and
(ii) the expiration of the Option Period.

         7. REORGANIZATION OF COMPANY AND SUBSIDIARIES. The existence of the Option shall not affect in any way the right or power of the Board or the stockholders of Company or any subsidiary to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in Company's or any subsidiary's capital structure or its business, or any merger or consolidation of Company or any subsidiary, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Shares or the rights thereof, or the dissolution or liquidation of Company or any subsidiary, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

         8. ADJUSTMENT OF SHARES. In the event of stock dividends, spin-offs of assets or other extraordinary dividends, stock splits, combinations of shares, recapitalizations, mergers, consolidations, reorganizations, liquidations, issuances of rights or warrants and similar transactions or events involving Company, appropriate adjustments shall be made by the Committee in its sole discretion to the terms and provisions of the Option (including, without limitation, adjustments to the number or type of shares or other property subject to the Option and the applicable Option Price).

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         9. NO RIGHTS IN SHARES. Optionee shall have no rights as a stockholder in respect of Shares until Optionee purchases such Shares under this Option Agreement and such Shares are credited to Optionee's account or until Optionee becomes the holder of record of such Shares.

         10. CERTAIN RESTRICTIONS. By exercising the Option, Optionee agrees that if at the time of such exercise the sale of Shares issued hereunder is not covered by an effective registration statement filed under the Securities Act of 1933 ("Act"), Optionee will acquire the Shares for Optionee's own account and without a view to resale or distribution in violation of the Act or any other securities law, and upon any such acquisition Optionee will enter into such written representations, warranties and agreements as Company may reasonably request in order to comply with the Act or any other securities law or with this Option Agreement.

         11. SHARES RESERVED. Company shall at all times during the Option Period reserve and keep available such number of Shares as will be sufficient to satisfy the requirements of this Option.

         12. NONTRANSFERABILITY OF OPTION. The Option granted pursuant to this Option Agreement is not transferable other than by will, the laws of descent and distribution or by qualified domestic relations order. The Option will be exercisable during Optionee's lifetime only by Optionee or by Optionee's guardian or legal representative. No right or benefit hereunder shall in any manner be liable for or subject to any debts, contracts, liabilities, or torts of Optionee.

         13. AMENDMENT AND TERMINATION. No amendment or termination of the Option shall be made by the Board or the Administrator at any time without the written consent of Optionee. No amendment or termination of the Plan will adversely affect the rights of Optionee under the Option without the written consent of Optionee.

         14. NO GUARANTEE OF BOARD SERVICE. The Option shall not confer upon Optionee any right with respect to continuance of service on the Board, nor shall it interfere in any way with any right to terminate Optionee's Board service at any time.

         15. WITHHOLDING OF TAXES. Company shall have the right to (i) make deductions from the number of Shares otherwise deliverable upon exercise of the Option in an amount sufficient to satisfy withholding of any federal, state or local taxes required by law, or (ii) take such other action as may be necessary or appropriate to satisfy any such tax withholding obligations.

         16. NO GUARANTEE OF TAX CONSEQUENCES. Neither Company nor any subsidiary nor the Administrator makes any commitment or guarantee that any federal or state tax treatment will apply or be available to any person eligible for benefits under the Option.

         17. SEVERABILITY. In the event that any provision of the Option shall be held illegal, invalid, or unenforceable for any reason, such provision shall be fully severable, but shall not affect the remaining provisions of the Option, and the Option shall be construed and enforced as if the illegal, invalid, or unenforceable provision had never been included herein.


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         18. GOVERNING LAW. This Option Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to conflicts of law principles thereof.

         IN WITNESS WHEREOF, the parties have entered into this Option Agreement as of the ________ day of _______, 200___.



                                    "COMPANY"

                                    EXPRESSJET HOLDINGS, INC.
                                    By Order of the Administrator


                                    By:
                                      ------------------------------------------
                                    Name:
                                        ----------------------------------------
                                    Title:
                                         ---------------------------------------

                                   "OPTIONEE"



                                    --------------------------------------------
                                    Name:
                                        ----------------------------------------


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